SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by rule 14a-
     6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12

                          UTAH MEDICAL PRODUCTS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filling Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:

   2)  Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

   4)  Proposed maximum aggregate value of transaction:

   5)  Total fee paid:

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)    Amount Previously Paid:
   2)    Form, Schedule, or Registration Statement No.:
   3)    Filing Party:
   4)    Date Filed:

                                 ______________

                                  UTAH MEDICAL
                                 PRODUCTS, INC.
                                 ______________


                               [GRAPHIC OMITTED]


March 18, 2005

Dear UTMD Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Utah Medical Products, Inc. (UTMD). The meeting will be held promptly at 12:00 noon (local time), on Friday, May 6, 2005, at the corporate offices of UTMD, 7043 South 300 West, Midvale, Utah USA. Please use the North Entrance.

Please note that attendance at the Annual Meeting will be limited to shareholders as of the record date (or their authorized representatives) and guests of the Company. Proof of ownership can be a copy of the enclosed proxy card. You may wish to refer to page one of this Proxy Statement for information about voting your proxy, including voting at the Annual Meeting.

At the Annual Meeting, we seek the approval of UTMD shareholders to elect two directors and consider other business. If you think you will be unable to attend the meeting, please complete your proxy and return it as soon as possible. If you decide later to attend the meeting, you may revoke the proxy and vote in person.

In order to receive UTMD's public announcements and other disclosures including financial information, such as SEC Forms 10-K and 10-Q, you have several options for obtaining the information. You can be added to the Company mail or fax lists by contacting Paul Richins with your mailing address or fax number, by sending an instruction letter to the corporate address, by calling (801-569-4200) with instructions, or by e-mailing your contact information to info@utahmed.com. As an alternative, you can view and print Company financial and other information directly from UTMD's website; http://www.utahmed.com.

Thank you for your ownership in UTMD!


/s/ Kevin L. Cornwell
---------------------

Sincerely
Kevin L. Cornwell
Chairman & CEO

                           UTAH MEDICAL PRODUCTS, INC.
                               7043 South 300 West
                               Midvale, Utah 84047
                                 (801) 566-1200

                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 2005


TO THE SHAREHOLDERS OF UTAH MEDICAL PRODUCTS, INC.

         The Annual Meeting of Shareholders (the "Annual Meeting") of UTAH MEDICAL PRODUCTS, INC. (the "Company" or "UTMD"), will be held at the corporate offices of the Company, 7043 South 300 West, Midvale, Utah, on May 6, 2005, at 12:00 noon, local time, for the following purposes:

         (1) To elect two directors to serve for terms expiring at the 2008 Annual Meeting and until successors are elected and qualified;

         (2) To transact such other business as may properly come before the Annual Meeting.

         UTMD's Board of Directors recommends a vote "FOR" the nominated directors, whose backgrounds are described in the accompanying Proxy Statement, and for the other proposal.

         Only shareholders of record at the close of business on March 4, 2005 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting.

         This Proxy Statement and form of proxy are being first furnished to shareholders of the Company on approximately April 1, 2005.

         THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Kevin L. Cornwell
                                            ---------------------

                                           Kevin L. Cornwell, Secretary
Salt Lake City, Utah
Dated: March 18, 2005

--------------------------------------------------------------------------------

         PLEASE PROMPTLY FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING.

         If your shares are held in the name of a third party brokerage firm, nominee, or other institution, only that third party can vote your shares. In that case, please promptly contact the third party responsible for your account and give instructions how your shares should be voted.

                                TABLE OF CONTENTS
                                -----------------


                                                                           PAGE
                                                                           ----


PROXY STATEMENT ...........................................................  1

PROPOSAL NO. 1. ELECTION OF DIRECTORS .....................................  2

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN PERSONS ......................  4

EXECUTIVE OFFICER COMPENSATION ............................................  5

BOARD OF DIRECTORS AND BOARD COMMITTEE REPORTS ............................  7
  Stockholder Communications with Directors ...............................  9
  Report of the Audit Committee ...........................................  9
  Report of the Compensation and Option Committee ......................... 10
  Compensation and Option Committee Interlocks and Insider Participation .. 14
  Outside Directors' Compensation ......................................... 14

STOCK PERFORMANCE CHART ................................................... 15

INDEPENDENT PUBLIC ACCOUNTANTS ............................................ 16

SHAREHOLDER PROPOSALS ..................................................... 17

MISCELLANEOUS ............................................................. 17

                           UTAH MEDICAL PRODUCTS, INC.
                                 PROXY STATEMENT

         This Proxy Statement is furnished to shareholders of UTAH MEDICAL PRODUCTS, INC. (the "Company" or "UTMD") in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the corporate offices of the Company, 7043 South 300 West, Midvale, Utah, on May 6, 2005, at 12:00 noon, local time, and any postponement or adjournment(s) thereof. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If the enclosed proxy is signed and timely returned without specific instructions, it will be voted at the Annual Meeting:

         (1) FOR the election of Stephen W. Bennett, M.D., Dr. P.H. and Ernst G. Hoyer as directors; and

         (2) IN accordance with the best judgment of the persons acting under the proxies on other matters presented for a vote.

         The Board of Directors has approved the foregoing proposals and recommends that the shareholders vote in favor of each of the proposals. Proxies solicited by the Company will be voted FOR each of the proposals unless a vote against, or an abstention from, one or more of the proposals is specifically indicated on the proxy.

         A proxy for the Annual Meeting is enclosed. It is important that each shareholder complete, sign, date and return the enclosed proxy promptly, whether or not she/he plans to attend the Annual Meeting. Any shareholder who executes and delivers a proxy has the right to revoke it at any time prior to its exercise by providing the Secretary of the Company with an instrument revoking the proxy or by providing the Secretary of the Company with a duly executed proxy bearing a later date. In addition, a shareholder may revoke her/his proxy by attending the Annual Meeting and electing to vote in person.

         Proxies are being solicited by the Company. All costs and expenses incurred in connection with the solicitation will be paid by the Company. Proxies are being solicited by mail, but in certain circumstances, officers and directors of the Company may make further solicitation in person, by telephone, facsimile transmission, telegraph or overnight courier.

         Only holders of the 4,090,061 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") issued and outstanding as of the close of business on March 4, 2005 (the "Record Date"), will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Holders of at least a majority of the 4,090,061 shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

         All properly executed and returned proxies, as well as shares represented in person at the meeting, will be counted for purposes of determining if a quorum is present, whether or not the proxies are instructed to abstain from voting or consist of broker non-votes. Under the Utah Revised Business Corporation Act, matters other than the election of directors and certain specified extraordinary matters are approved if the number of votes cast FOR exceed the number of votes cast AGAINST. Directors are elected by a plurality of the votes cast. Abstentions and broker non-votes are not counted for purposes of determining whether a matter has been approved or a director has been elected.

         Executive officers and directors holding an aggregate of 287,543 shares, or approximately 7.0%, of the issued and outstanding stock have indicated their intent to vote in favor of all proposals.

--------------------------------------------------------------------------------
                      PROPOSAL NO. 1. ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

General

         The Company's Articles of Incorporation provide that the Board of Directors is divided into three classes as nearly equal in size as possible, with the term of each director being three years and until such director's successor is elected and qualified. One class of the Board of Directors shall be elected each year at the annual meeting of the shareholders of the Company. The Board of Directors has nominated Dr. Stephen W. Bennett and Mr. Ernst G. Hoyer for election as directors, each for a three-year term expiring at the 2008 Annual Meeting.

         It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy, for the election of the nominee named above as director of the Company, except as otherwise specified in the proxy. In the event the nominee shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such other person as may be designated by the Board of Directors. The officers of the Company are elected to serve at the pleasure of the Board of Directors. The information concerning the nominees and other directors and their security holdings has been furnished by them to the Company. (See "PRINCIPAL SHAREHOLDERS" below.)

Directors and Nominees

         The Board of Directors' nominees for election as directors of the Company at the Annual Meeting are Stephen W. Bennett and Ernst G. Hoyer. The other members of the Board of Directors were elected at the Company's 2003 and 2004 meetings for terms of three years, and therefore, are not standing for election at the Annual Meeting. The terms of Mr. Cornwell and Mr. Richins expire at the 2006 Annual Meeting, and the term of Dr. Payne expires at the 2007 Annual Meeting. The Board of Directors has determined that Dr. Payne, Dr. Bennett and Mr. Hoyer are independent directors within the meaning of NASD Rule 4200(a)(15). Background information appears below with respect to the incumbent directors whose terms have not expired, as well as the director standing for reelection to the Board.

                            Year
                            First    Business Experience during Past Five Years
Name                 Age   Elected              and Other Information
----                 ---   -------  --------------------------------------------

Kevin L. Cornwell     58    1993    Chairman of UTMD since 1996. President and
                                    CEO since December 1992; Secretary since
                                    1993. Has served in various senior operating management positions in several technology-based companies over a 30-year time span, including as a director on seven other company boards. Received B.S. degree in Chemical Engineering from Stanford
                                    University, M.S. degree in Management
                                    Science from the Stanford Graduate School of
                                    Engineering, and M.B.A. degree specializing in Finance from the Stanford Graduate School of Business.

Stephen W. Bennett    72    1994    Retired. Served five years as fund manager,
                                    director and senior analyst for health care investments for an institutional investment firm. Received B.A. degree in biology from Stanford University, M.D. degree from
                                    Stanford School of Medicine, M.P.H. and T.M.
                                    degree and Dr.P.H. degree from Tulane School of Medicine.

Ernst G. Hoyer        67    1996    Retired. Served fifteen years as General
                                    Manager of Petersen Precision Engineering
                                    Company, Redwood City, CA. Previously served in engineering and general management positions for four technology-based companies over a 30-year time span. Received
                                    B.S. degree in process engineering from the University of California, Berkeley, and
                                    M.B.A. degree from the University of Santa
                                    Clara.

                            Year
                            First    Business Experience during Past Five Years
Name                 Age   Elected              and Other Information
----                 ---   -------  --------------------------------------------

Barbara A. Payne      58    1997    Consultant. Served over eighteen years as
                                    corporate research scientist for a Fortune
                                    50 firm, environmental scientist for a
                                    national laboratory. Received B.A. degree in psychology from Stanford University, M.A.
                                    degree from Cornell University, and M.A. and Ph.D. degrees in sociology from Stanford
                                    University.

Paul O. Richins       44    1998    Chief Administrative Officer of UTMD since
                                    1997. Treasurer and Assistant Secretary
                                    since 1994. Joined UTMD in 1990. Received
                                    B.S. degree in finance from Weber State
                                    University, and M.B.A. degree from
                                    Pepperdine University.

Executive Officer Not a Director

         Greg A. LeClaire, age 35, has been Chief Financial Officer of UTMD since 2001, and Assistant Treasurer since 1998. Mr. LeClaire joined UTMD in 1994. He received a B.S. degree in accounting from the University of Utah, and an M.S. in Management degree from the Stanford Graduate School of Business.

Code of Ethics

         The Company has adopted a Code of Ethics that applies to all of its employees, including its principal executive officer and principal financial officer, and to its directors. The Code of Ethics is available on the Company's website, www.utahmed.com.

--------------------------------------------------------------------------------
              Security Ownership of Management and Certain Persons
--------------------------------------------------------------------------------

         The following table furnishes information concerning the ownership of the Company's Common Stock as of March 4, 2005, by the directors, the nominees for director, the executive officer named in the compensation tables on page 5, all directors and executive officers as a group, and those known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock as of December 31, 2004.

                                       Nature of     Number of Shares
                 Name                  Ownership          Owned         Percent
----------------------------------    -----------    -----------------  -------
Principal Shareholders

  FMR Corp                               Direct           528,830        12.9%
  82 Devonshire Street
  Boston, Massachusetts 02109

  Ashford Capital Management, Inc.       Direct           235,200         5.8%
  1 Walkers Mill Road
  Wilmington, Delaware 19807

  Merrill Lynch & Co., Inc.              Direct           206,768         5.1%
  World Financial Center,
  North Tower
  250 Vesey Street
  New York, New York 10381

Directors and Executive Officers

  Kevin L. Cornwell (1)                  Direct           205,661         5.0%
                                         Options          314,663         7.1%
                                                          -------
                                         Total            520,324        11.8%

  Ernst G. Hoyer (1)(2)(3)(4)            Direct            30,000         0.7%
                                         Options           42,500         1.0%
                                                           ------
                                         Total             72,500         1.8%

  Stephen W. Bennett (1)(2)(3)(4)        Direct            14,500         0.4%
                                         Options           42,500         1.0%
                                                           ------
                                         Total             57,000         1.4%

  Paul O. Richins                        Direct            14,078         0.3%
                                         Options           25,688         0.6%
                                                           ------
                                         Total             39,766         1.0%

  Barbara A. Payne (2)(3)4)              Direct            13,304         0.3%
                                         Options           14,913         0.4%
                                                           ------
                                         Total             28,217         0.7%

  All executive officers and             Direct           287,543         7.0%
  directors as a group (6 persons)       Options          449,452         9.9%
                                                          -------
                                         Total            736,995        16.2%

-------------------------------
(1)  Executive Committee member.
(2)  Audit Committee member.
(3)  Nominating Committee member.
(4)  Compensation and Option Committee member.

         In the previous table, shares owned directly by directors and executive officers are owned beneficially and of record, and such record shareholder has sole voting, investment and dispositive power. Calculations of percentage of shares outstanding assumes the exercise of options to which the percentage relates. Percentages calculated for totals assume the exercise of options comprising such totals.

Section 16(a) Beneficial Ownership Reporting Requirements
---------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) requirements applicable to persons who were officers, directors and greater than 10% shareholders during the preceding fiscal year were complied with.


--------------------------------------------------------------------------------
                         Executive Officer Compensation
--------------------------------------------------------------------------------

         The following table sets forth, for each of the last three fiscal years, cash compensation received by the Company's Chief Executive Officer. No other executive officer received salary and bonus for services that exceeded $100,000 for the fiscal year ended December 31, 2004:

                                       Summary Compensation Table

                   Annual Compensation                          Long-Term Compensation
--------------------------------------------------------- ------------------------ ---------
                                                                  Awards           Payouts
--------------------------------------------------------- ------------------------ --------- ----------
         (a)         (b)     (c)         (d)      (e)        (f)          (g)        (h)        (i)

                                                 Other                 Securities               All
                                                 Annual   Restricted   Underlying              Other
                                                 Comp-       Stock      Options/    LTIP      Compen-
Name and Principal          Salary      Bonus   ensation    Award(s)     SARs      Payouts     sation
Position             Year     ($)        ($)     ($)(1)       ($)         (#)        ($)         ($)
--------------------------------------------------------- ------------------------ --------- ----------
Kevin L. Cornwell    2004   250,181    508,000    6,850           --     50,000          --       --
 Chairman & Chief    2003   243,207    228,000    6,000           --       --            --       --
 Executive Officer   2002   233,769    245,100    5,600           --       --            --       --
--------------------------------------------------------- ------------------------ --------- ----------
(1)      Amounts are Company 401(k) matching contributions, Company Section 125 matching contributions, and in 2002, reimbursement under UTMD's pet insurance plan.

                             Option/SAR Grants in Last Fiscal Year

                                                                                  Grant Date
                                   Individual Grants                                 Value
------------------------------------------------------------------------------- -------------
         (a)              (b)              (c)            (d)          (e)           (f)
                       Number of       % of Total
                      Securities      Options/SARs
                      Underlying       Granted to      Exercise or                Grant Date
                     Options/SARs   Employees During   Base Price   Expiration     Present
Name                Granted (#)(1)   Fiscal Year(2)     ($/share)      Date      Value ($)(3)
------------------------------------------------------------------------------- -------------
Kevin L. Cornwell       50,000            30.5%          $25.59      Jan 2014      $660,230
------------------------------------------------------------------------------- -------------
(1)  All optionees may use Company shares owned for at least six months to pay for the exercise of options. The Company may accept shares to cover withholding or other employee taxes. In the event of a change in control, the Company is required to pay the optionee a cash amount equal to the excess of the market price over the exercise price of all options granted, whether or not vested.
(2)  The Company awarded options to employees representing 164,100 shares in 2004. Percentage shown is based on this total. As of March 4, 2005, 136,975 of the shares remain outstanding.
(3)  Value was calculated using the Black-Scholes option pricing model with volatility of
     39.3%, interest rate of 4.16%, expected holding period of 8 years, and no dividend yield.

         The following table sets forth information respecting the exercise of options during the last completed fiscal year by each executive named in the Summary Compensation Table above, and the December 31, 2004 fiscal year-end values of unexercised options, based on the closing price of $22.47 for the Company's Common Stock on the Nasdaq Stock Market on December 31, 2004:


            Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

        (a)              (b)           (c)                 (d)                        (e)
                                                   Number of Securities      Value of Unexercised
                                                  Underlying Unexercised   In-the-Money Options/SARs
                                                Options/SARs at FY-End (#)       at FY-End ($)
                   Shares Acquired    Value
        Name       on Exercise (#)   Realized          Exercisable/              Exercisable/
                                       ($)            Unexercisable              Unexercisable
-----------------------------------------------------------------------------------------------------
Kevin L. Cornwell       52,661       $869,999        302,163 / 50,000           $3,748,789 / $0
-----------------------------------------------------------------------------------------------------

Disclosure Respecting the Company's Equity Compensation Plans

         The following table summarizes, as of the end of the most recent fiscal year, compensation plans, including individual compensation arrangements, under which equity securities of the Company are authorized for issuance, aggregated for all compensation plans previously approved by shareholders and for all plans not previously approved by shareholders:

                                                                              Number of Securities
                                                                             Remaining Available for
                                Number of Securities                          Future Issuance under
                                 To Be Issued upon      Weighted-Average      Equity Compensation
                                    Exercise of        Exercise Price of        Plans (excluding
                                Outstanding Options,  Outstanding Options,   securities reflected in
                                Warrants and Rights   Warrants and Rights          column (a))
Plan Category                           (a)                   (b)                    (c) (1)
                               --------------------- ----------------------- ------------------------
Equity compensation plans
  approved by security holders           756,000             $12.81                  259,000

Equity compensation plans not
  approved by security holders                 -          (Not applicable)                 -
                                   -------------          ----------------        ----------
         Total                           756,000             $12.81                  259,000
                                   =============          ================        ==========
     (1) Up to an additional 100,000 shares will be added to the available shares on the first day of each calendar year through 2013.

Employment Agreements, Termination of Employment, and Change in Control

         The Company is required to pay Mr. Cornwell additional compensation in the event his employment is terminated as a result of a change in control at the election of the Company or by the mutual agreement of Mr. Cornwell and the Company. Under the agreement, the additional compensation that the Company is required to pay Mr. Cornwell is equal to his last three years' income inclusive of salary and bonuses, and the appreciation of stock value for awarded options above the option exercise price. In the event of a change in control, the Company will also pay Mr. Cornwell incentive compensation equal to about 1% of the excess value per share paid by an acquiring company that exceeds $14.00 per share.

         The Company is required to pay all other optionees under employee and outside director's option plans, the appreciation of stock value for awarded options above the option exercise price in the event of a change of control of the Company.

         Mr. Cornwell's base salary for 2005 was set by the Board of Directors at $255,385. Mr. Cornwell participates in Company benefit plans on the same basis as other employees, under which during 2005 to date, he has received $500 in pet health cost reimbursements, and may receive up to $7,200 in 401(k) matching contributions, $450 in Section 125 matching contributions, and payment of health care costs under the medical benefit plan. Mr. Cornwell also participates in the Management Bonus Plan and may receive stock options, as explained in greater detail below.

         The Company presently has no other employment agreements in the United States. In Ireland, the Company is subject to providing certain advance notice to its employees in the event of termination. Under the terms of employment grants awarded as incentives by the Industrial Development Agency (Ireland), the Company may be obligated to repay grants during a five-year period if employment declined from levels at which grants were claimed by UTMD.


--------------------------------------------------------------------------------
                 BOARD OF DIRECTORS AND BOARD COMMITTEE REPORTS
--------------------------------------------------------------------------------

         The directors held five meetings during 2004 and one meeting to date in 2005. All of the directors attended all meetings during their respective incumbencies, with the sole exception that Dr. Payne missed the August 2004 special meeting, wherein no resolutions were considered or passed.

         The Company has Executive, Audit, Nominating, and Compensation and Option Committees. The current members of the Company's committees are identified in the table on page 4.

         The Executive Committee held one formal meeting during 2004, and two meetings to date in 2005. In addition, the Committee met informally about once per month. At its formal meetings, the Committee passed resolutions on behalf of the Board of Directors.

         The Audit Committee formally met twice during 2004 and once to date in 2005 to review the results of the 2003 and 2004 audits by Jones Simkins, P.C., UTMD's independent auditor. In addition, the Audit Committee met informally about once per quarter to review and approve the selection of the independent auditor, and other matters relating to the duties of the Committee. The Audit Committee selects the Company's independent accountants, approves the scope of audit and related fees, and reviews financial reports, audit results, internal accounting procedures and programs to comply with applicable requirements relating to financial accountability.

         The Nominating Committee met informally during 2004. The Nominating Committee, which is comprised of the three independent members of the Board of Directors, takes the lead in nominating new directors. The Nominating Committee will consider nominees recommended by shareholders. In accordance with the Company's Bylaws, shareholders' nominations for election as directors must be submitted in writing to the Company at its principal offices not less than 30 days prior to the Annual Meeting at which the election is to be held (or if less than 40 days' notice of the date of the Annual Meeting is given or made to shareholders, not later than the tenth day following the date on which the notice of the Annual Meeting was mailed).

         When considering candidates for directors, the Nominating Committee takes into account a number of factors, including the following:

         -        judgment, skill, integrity and reputation;

         -        whether the candidate has relevant business experience;

         - whether the candidate has achieved a high level of professional accomplishment;

         - independence from management under both Nasdaq and Securities and Exchange Commission definitions;

         -        existing commitments to other businesses;

         -        potential conflicts of interest with other pursuits;

         -        corporate governance background and experience;

         - financial and accounting background that would permit the candidate to serve effectively on the Audit Committee;

         -        age, gender, and ethnic background; and

         - size, composition, and experience of the existing Board of Directors.

         The committee will also consider candidates for directors suggested by stockholders using the same considerations. Stockholders wishing to suggest a candidate for director should write to Nominating Committee, j Utah Medical Products, Inc., 7043 South 300 West, Midvale, UT 84047 and include:

         - a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

         -        the name of and contact information for the candidate;

         - a statement that the candidate is willing to be considered and would serve as a director if elected;

         - a statement of the candidate's business and educational experience preferably in the form of a resume or curriculum vitae;

         - information regarding each of the factors identified above, other than facts regarding the existing Board of Directors, that would enable the committee to evaluate the candidate;

         - a statement detailing any relationship between the candidate and any customer, supplier, or competitor of the Company; and

         - detailed information about any relationship or understanding between the stockholder and the proposed candidate.

         Before nominating a sitting director for reelection at an annual meeting, the committee will consider:

         - the director's performance on the Board of Directors and attendance at Board of Directors' meetings; and

         - whether the director's reelection would be consistent with the Company's governance guidelines and ability to meet all applicable corporate governance requirements.

         When seeking candidates for director, the committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of the candidates, the committee will interview that candidate if it believes the candidate might be suitable for a position on the Board of Directors. The committee may also ask the candidate to meet with management. If the committee believes the candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board of Directors that candidate's nomination.

         The Nominating Committee operates under a written charter that is available for review at www.utahmed.com.

         The Compensation and Option Committee, comprised of three outside directors as indicated in the table on page 4, consulted by telephone and met once formally in early 2005 to review 2004 management performance, recommend compensation, and develop compensation strategies and alternatives throughout the Company, including those discussed in the committee's report contained in this Proxy Statement. The deliberations culminated in recommendations ratified at the January 2005 Board meeting.

         In July 2003, the Board of Directors discontinued the Compliance Committee as a standing committee in favor of ongoing review of compliance by the full Board of Directors. In each 2004 board meeting, after receiving the Company's routine compliance reports, the Board reviewed compliance by UTMD and its personnel, including executive officers and directors, with applicable regulatory requirements as well as the Company's own compliance policy, and compared its established policies and procedures for compliance with current applicable laws and regulations, under the guidance of Corporate Counsel.

         The policy of the Company is that each member of the Board of Directors is encouraged, but not required, to attend the Annual Meeting. All five directors attended the 2004 Annual Meeting.

Stockholder Communications with Directors

         UTMD stockholders who want to communicate with the Board, any of its committees, or with any individual director can write to the Company at 7043 South 300 West, Midvale, UT 84047. Such letter should indicate that it is from a UTMD stockholder. Depending upon the subject matter, management will:

         - forward the communication to the director, directors, or committee to whom it is addressed;

         - attempt to handle the inquiry directly if it is a request for information about UTMD or other matter appropriately dealt with by management; or

         - not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

         At each Board of Directors' meeting, a member of management will present a summary of communications received since the last meeting that were not forwarded to the directors and make those communications available to the directors on request.

Report of the Audit Committee
-----------------------------

         The Audit Committee of the Board of Directors is composed of three directors, all of whom are independent as defined in Nasdaq Stock Market Rule 4200(a)(15) and under Rule 10A-3(b)(1) adopted pursuant to the Securities Exchange Act of 1934. The members of the Audit Committee are Stephen W. Bennett, Ernst G. Hoyer and Barbara A. Payne. In July 2003, the Board of Directors adopted an updated Audit Committee charter, which is attached as an appendix to this Proxy Statement. Ernst G. Hoyer is the Board of Directors' designated Audit Committee Financial Expert consistent with The Sarbanes-Oxley Act of 2002.

         The Audit Committee oversees the financial reporting process for UTMD on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the annual report and filed with the Securities and Exchange Commission. The Audit Committee confirmed that the independent auditors have been reviewing the financial information included in the Company's 10-Q reports.

         The Audit Committee formally met twice during 2004 and once to date in 2005 to review the results of the 2003 and 2004 audits by Jones Simkins, P.C., UTMD's independent auditor. The Committee also met informally from time to time during the year. In accordance with Statement on Auditing Standards No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 and The Sarbanes-Oxley Act of 2002.

         The Audit Committee has also met with Company management and its independent auditors and discussed issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, the openness and honesty of management, auditor verification of information provided by management, quality control procedures used by auditors in performing the independent audit, and any possible conflicts of interest. The Committee elicited recommendations for improving UTMD's internal control procedures. The independent auditors made no such recommendations.

         Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

         Signed and adopted by the Audit Committee this 2nd day of March, 2005:

                                 Ernst G. Hoyer
                                 Stephen W. Bennett
                                 Barbara A. Payne

Report of the Compensation and Option Committee
-----------------------------------------------

         General

         Under the supervision of the Compensation and Option Committee, the Company has developed and implemented compensation policies, plans, and programs that seek to enhance the long-term profitability and growth of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's senior managers and other key employees with those of its shareholders. The Compensation and Option Committee of the Board of Directors is responsible for evaluating and recommending specific executive compensation for formal Board approval on an annual basis.

         The Company applies a consistent philosophy to compensation for all employees, including senior management. The philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individual employees working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the needs and expectations of customers and shareholders.

         There are seven basic objectives for the Company's compensation program:

         (1) Pay for Performance. The basic philosophy is that rewards are provided for the long-term value of individual contribution and performance to the Company. Rewards are both recurring (e.g., base salary) and non-recurring (e.g., bonuses), and both financial and non-financial (e.g., recognition and time off).

         (2) Provide for Fairness and Consistency in the Administration of Pay. Compensation is based on the value of the job, what each individual brings to the job, and how well each individual performs on the job, consistently applied across all functions of the Company.

         (3) Pay Competitively. The Company believes it needs to attract and retain the best people in the industry in order to achieve one of the best performance records in the industry. In doing so, the Company needs to be perceived as rewarding well, where competitive compensation includes the total package of base pay, bonuses, awards, and other benefits.

         (4) Conduct an Effective Performance Review Process. The Company believes it needs to encourage individual employee growth and candidly review each individual's performance in a timely way. This feedback process is bilateral, providing management with an evaluation of the Company through the eyes of its employees.

         (5) Effectively Plan and Administer the Compensation Program. Expenditures for employee compensation must be managed to what the Company can afford and in a way that meets management goals for overall performance and return on shareholder equity.

         (6) Communicate Effectively. The Company believes that an effective communication process must be employed to assure that its employees understand how compensation objectives are being administered and met.

         (7) Meet All Legal Requirements. The compensation program must conform to all state and federal employment laws and guidelines.

         The Company uses essentially five vehicles in its compensation program.

         (1) Salary. UTMD sets base salaries by reviewing the aggregate of base salary and annual bonus for competitive positions in the market. Executive base salaries are set at the beginning of each calendar year by the Board of Directors. For senior management, base salaries are fixed at levels somewhat below the competitive amounts paid to senior management with comparable qualifications, experience, and responsibilities at other similarly sized companies engaged in the same or similar businesses. Then, annual bonuses and longer term incentive compensation are more highly leveraged and tied closely to the Company's success in achieving significant financial and non-financial goals.

         (2) Bonuses. UTMD's Management Bonus Plan, which pays sales, research and development, and management bonuses, is generated out of an annual pretax profit-sharing pool, calculated after the year-end independent financial audit has been completed. The Board of Directors has approved 4% of pretax, prebonus earnings, plus 10% of pretax, prebonus earnings improvements over the prior year's results, as an allocation for the plan. For example, if the Company achieves 20% growth in pretax earnings, the sales, research and development, and management bonus pool will accrue 6% of pretax, prebonus earnings, which will be paid under recommendation of the Compensation and Option Committee and approved by the Board.

         UTMD's management personnel, beginning with the first level of supervision and professional management, and including certain non-management specialists and technical people, together with all direct sales representatives, are eligible as participants in the Management Bonus Plan. In 2004, eighty-two participants were included in the plan. The Management Bonus Plan also funded extraordinary performance bonuses paid to eleven employees during the year, attendance bonuses paid to ninety-four non-exempt employees, holiday gifts to employees and a special bonus paid to the CEO and outside directors in recognition of sustaining the patent infringement verdict and receipt of about $31 million from Tyco International. The CEO was paid $280,000 and the three outside directors received $1,000 each after $30,944,000 was received from Tyco. Previous to 2004, when the patent infringement judgment was rendered by the District Court and the Appeals Court upheld the patent infringement verdict, approximately $180,000 in "Tyco" bonuses were paid to the Company's employees, exclusive of the CEO and outside directors.

         The Company makes occasional cash awards, in amounts determined on an individual basis, to employees who make extraordinary contributions to the performance of the Company within a given period. These payments are made as frequently and contemporaneously as possible to recognize excellent accomplishments when they occur. The awards are funded from the accrued plan described above, and therefore do not impact the Company's financial performance. Senior management is generally not eligible for these awards. The "Tyco" bonuses, which were accrued from the Tyco patent infringement damages, were an exception and did not affect the Company's regular financial performance. The Tyco bonuses included a special bonus paid to the CEO.

         For 2004, executive management listed in the table on page 5 received a total bonus of $508,000, inclusive of the $280,000 "Tyco" bonus. The $228,000 Management Bonus was equivalent to the bonus paid for the previous year of 2003, which was equal to about 47% of aggregate income (excluding the Tyco bonus) and about 44% of the pool accrued per the formula above. Actual individual bonuses result from the Compensation and Option Committee's assessment and the Board's approval of each senior executive's achievement of specific objectives and value of both short-term and long-term contribution to the Company's overall performance.

         (3) Employee Stock Options. The Compensation and Option Committee believes that its awards of stock options have successfully focused the Company's key management personnel on building profitability and shareholder value. The Board of Directors considers this policy highly contributory to growth in future shareholder value. The number of options awarded in 2004 reflects the judgment of the Board of the number of options sufficient to constitute a material, recognizable benefit to recipients. No explicit formula criteria were utilized, other than minimizing dilution to shareholder interests. When taken together with the share repurchase program, the net result of the option program over the last five years has been awarding option shares to key employees at a higher price, and in substantially smaller amounts, than shares actually repurchased in the open market during the same time period. In 1994, shareholders approved the 1994 Employee Stock Option Plan under which up to two million shares could be granted to employees within a ten-year term. The 1994 Plan expired on January 29, 2004, with about 1.2 million of the two million authorized option shares expiring because they were not granted. During the same ten year period, UTMD repurchased about 7.3 million of its shares in the open market. At the 2003 Annual Meeting, shareholders approved the 2003 Employees' and Directors' Incentive Plan, under which up to 1.2 million shares may be granted over the ten-year life of the plan. As of March 4, 2005, options representing 38,400 shares are outstanding under the 2003 Plan.

         The Board of Directors ordinarily awards employee options each year at its regularly scheduled Board meeting following the audited close of the prior year's financial performance. During 2004, the Board of Directors approved awards to 106 employees of options to purchase a total of 164,100 shares at exercise prices of either $18.00 or $25.59 per share. 121,200 option shares were granted in January 2004 at $25.59 per share, and 42,900 option shares were granted in October and November, 2004 at $18.00 per share. In January 2004, options on 50,000 shares were awarded to executive management listed on page 5 at $25.59 per share.

         Of the 164,100 options granted to employees in 2004, options representing 27,125 shares have been canceled after termination of services. Employee options vest over a four-year period, with a ten-year exercise period. Management expects to recommend additional options be awarded on an annual basis to the Company's key employees based on its belief that sharing the wealth of the Company with those who help create it is the best way to assure growth in shareholder value. In January 2005, the Board of Directors delayed any authorization of new option awards to employees, pending further evaluation of the impact on UTMD's financial statements of new accounting rules, applicable for UTMD starting 7/1/05, requiring companies to recognize theoretical compensation expense for unvested options.

         (4) 401(k) Retirement Plan. The Compensation and Option Committee believes that a continuance of the Company plan instituted in 1985 is consistent with ensuring a stable employment base by helping to provide Company employees with a vehicle to build long-term financial security. The Company matched a portion of employee contributions in 2004 and paid administrative expenses at a total cost of about $100,000. Of this total amount, executive management received $6,400. For 2005, the Board of Directors has approved continuing the matching formula of 40% of employee contributions, up to certain limits, for employees who meet eligibility requirements.

         (5) Group Benefit Plan. The Company provides a group health, dental, and life insurance plan for its employees consistent with self-funded group plans offered by other similar companies. A portion of the monthly premium cost is generally paid by plan participants. Prior to 1998, all employees, including executive officers and senior managers, paid premiums on the same basis. Between 1998 and 2002, employees being paid wages at a rate of $9.50 or less per hour were provided a 25% discount to the standard premium rates. In 2003, employees with a base annual salary over $45,000 began paying 10-20% more than the standard premium rates, and employees being paid at a rate of $10.50 or less per hour were provided a 25% discount to standard premiums paid by other employees.

         Executive Officer Compensation

         Utilizing the compensation objectives and vehicles outlined previously, the Compensation and Option Committee, comprised of all three outside directors, established base compensation for the CEO. The Committee used surveys of similar companies selected from among the companies with which UTMD's stock is compared in the Stock Performance Chart on page 15, based on variations in industry type, geographic location, size, and profitability as the Committee deemed appropriate. Base salary was fixed at a level somewhat below the competitive amounts paid to executive officers with comparable qualifications, experience and responsibilities at other similarly sized companies engaged in the same or similar businesses. The annual bonus and long-term incentive compensation in the form of stock options were more highly leveraged and tied closely to the Company's success in achieving significant financial and non-financial goals.

         The annual bonus for the CEO was awarded on the same basis as all employees included in the Management Bonus Plan. At the beginning of the year, plan participants were awarded participation units in the bonus plan, proportional to base salary and responsibility, based on the Committee's determination of the relative contribution expected from each person toward attaining Company goals. Each individual's performance objectives, derived as the applicable contribution needed from that executive to achieve the Company's overall business plan for the year, were reviewed by the Committee. These goals included financial and non-financial goals. Financial goals included net sales, gross profit margin, operating margin, after-tax profits, return on equity, and particularly in the case of the CEO, growth in earnings per share. Non-financial goals included continuing the development of a talented and motivated team of employees, conceiving and implementing programs to maintain competitive advantages and to achieve consistent earnings per share growth, reacting to competitive challenges, developing business initiatives to further support critical mass in a consolidating marketplace, promoting the Company's participation in socially responsible programs, protecting intellectual property, maintaining compliance with regulatory requirements, achieving a high regard for the integrity of the Company and its management, and minimizing issues that represent significant business risk factors.

         The amount of 2004 Management Bonus accrued for the CEO was based on the Committee's evaluation of his success in meeting the respective shorter term performance objectives, supplemented by the Committee's evaluation of his performance and contribution in meeting the Company's longer term financial and non-financial objectives. In 2004, the Company was subjected to an unusual and unwarranted, in the opinion of the outside directors, lawsuit by the U.S. Food & Drug Administration (FDA). The FDA's public press release on August 10, 2004 contained a direct quote from the Acting Commissioner that is at odds with the FDA's admitted position regarding the safety and effectiveness of UTMD's products, but had the effect of confusing and scaring many of UTMD's customers. The consistent high quality and reliability of UTMD's devices historically has been the essence of UTMD's competitive advantage. Although UTMD's financial performance did not meet its beginning of year operating plan, the Committee believes that a mere 2% decline in revenues and net income, and a 2% increase in eps, is an extraordinary accomplishment under the circumstances. Based on the recommendation of the Compensation and Option Committee in early 2005, the Board of Directors awarded the CEO a 2004 bonus of $228,000 under the Management Bonus Plan, which was the same as the prior year's bonus, consistent with other employees participating in the 2004 Plan. In addition, the Board set the CEO's calendar 2005 base salary at $255,385. To recognize the CEO's primary role in achieving the favorable litigation outcome vs. Tyco, the Committee authorized payment of a special bonus of $280,000 to the CEO upon receipt of the Tyco payment, which was received on January 20, 2004 in the amount of $30,944,162.

         The Committee intends that stock options serve as a significant component of the CEO's total compensation package in order to retain his efforts on behalf of the Company and to focus his efforts on enhancing shareholder value. An option for 50,000 shares was awarded the CEO in January 2004, at an exercise price of $25.59 per share. No CEO options had been awarded from 1999 through 2003.

         The foregoing report has been furnished by:  Stephen W. Bennett
                                                      Ernst G. Hoyer
                                                      Barbara A. Payne

Compensation and Option Committee Interlocks and Insider Participation

         The members of the Compensation and Option Committee are Stephen W. Bennett, Ernst G. Hoyer, and Barbara A. Payne. No member of such committee is a present or former officer of the Company or any subsidiary. There are no other interlocks. No member of such Committee, his or her family, or his or her affiliate was a party to any material transactions with the Company or any subsidiary since the beginning of the last completed fiscal year. No executive officer of the Company serves as an executive officer, director, or member of a compensation committee of any other entity, an executive officer or director of which is a member of the Compensation and Option Committee of UTMD.

Outside Directors' Compensation

         In 2004, outside (non-employed) directors received cash compensation of $20,000 each (plus $4,000 each for executive committee members and $2,000 for the chairman of the Audit Committee) plus reimbursement of expenses in attending meetings.

         In 1994, shareholders approved the 1993 Directors' Stock Option Plan under which up to 80,000 shares per year could be granted to outside directors over a ten-year term. The 1993 Plan expired in September 2003. Of the aggregate 800,000 option share limit, 614,000 shares were not granted. The Board of Directors did not approve an award of outside director options in the three years 2000 - 2002. On September 8, 2003, the Board of Directors awarded options to outside directors in the aggregate amount of 30,000 shares at an exercise price of $24.02 per share. The options vest over a four year period from the grant date. Since the prior award of options to outside directors in January 1999, UTMD had reduced its outstanding shares by almost 4 million shares, while the market price per share has more than tripled. The purpose of the Directors' Stock Option Plan, as ratified and approved by the shareholders at the 1994 annual meeting, was to aid the Company in retaining outside directors without interlocking interests, and to provide directors with an incentive to use their best efforts to promote the success of UTMD's business consistent with all shareholders' interests.

         In 2004, outside directors exercised 20,000 option shares that were granted between 1993 and 1999. Unexercised outside director options represent about 16% of total Company options outstanding. The Company is required to pay optionees under the outside directors' option plan the appreciation of stock value for issued options above the option exercise price in the event of a change of control of the Company.

--------------------------------------------------------------------------------
                             Stock Performance Chart
--------------------------------------------------------------------------------

         The following chart compares what an investor's five-year cumulative total return (assuming reinvestment of dividends) would have been assuming initial $100 investments on December 31, 1999, for the Company's Common Stock and the two indicated indices. The Company's Common Stock traded on the Nasdaq National Market from December 1983 until December 26, 1996, when it began trading on the New York Stock Exchange. On March 8, 2000, the Company's stock began trading once again on the Nasdaq National Market.

         Cumulative shareholder return data respecting the Nasdaq Stock Market (U.S. and Foreign) are included as the comparable broad market index. The peer group index is all Nasdaq Stocks with Standard Industrial Classification (SIC) codes 3840-3849, all of which are in the medical device industry. UTMD's primary SIC code is 3841.

                       Five-Year Cumulative Total Returns















                                [GRAPHIC OMITTED]















                                  Dec-99  Dec-00  Dec-01  Dec-02  Dec-03  Dec-04
                                  ------  ------  ------  ------  ------  ------

Utah Medical Products, Inc.          100   114.3   207.4   291.0   398.3   349.2
Nasdaq Stock Market (US & Foreign)   100    60.4    47.6    32.8    49.4    53.8
Nasdaq Stocks (SIC 3840-3849)        100   103.2   113.4    91.7   135.7   158.9
 Medical Devices, Instruments
 and Supplies

--------------------------------------------------------------------------------
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         The Board of Directors retained Jones Simkins, P.C. as the Company's auditor and independent certified public accountants for the two years ended December 31, 2003 and 2004. For the year ended December 31, 2002, the Board retained Tanner + Co. as the Company's auditor and independent certified public accountants. The selection of the Company's auditors for the current fiscal year is not being submitted to the shareholders for their consideration in the absence of a requirement to do so. The selection of the independent auditors for 2005 will be made by the Company's Audit Committee of the Board of Directors, at such time as they may deem it appropriate. There are and have been no disagreements on accounting policies or practices between the Company and either its current or past auditors.

         Representatives of Jones Simkins, P.C. will be present at the Annual Meeting and have the opportunity to make a statement, if they desire to do so, and to be available to respond to shareholder questions.

Audit Fees

         During 2004, UTMD paid Jones Simkins $46,034 for professional services rendered for the audit of its annual financial statements, reviews of the financials included in UTMD's quarterly reports on Form 10-Q and audit of its internal controls in accordance with the Sarbanes Oxley Act of 2002.
         In 2004 and 2003, UTMD paid Tanner + Co. $1,420 and $43,660, respectively, for professional services rendered for the audit of its annual financial statements and for reviews of the financials included in UTMD's quarterly reports on Form 10-Q. In 2005, Tanner + Co. required UTMD to pay $9,500 for providing its consent for inclusion of its previously completed 2002 audit into UTMD's 2004 financial statements.

Audit-Related Fees

         UTMD did not pay Jones Simkins, P.C. or Tanner + Co. any audit-related fees during 2004 or 2003.

Tax Fees

         During 2004 and 2003, UTMD paid Jones Simkins, P.C. and Tanner + Co. $24,943 and $26,075, respectively, for tax filing, preparation, and tax advisory services.

All Other Fees

         During 2003, prior to being retained as auditor and independent certified public accountants for the year ended December 31, 2003, Jones Simkins, P.C. received $30,458 for accounting services. UTMD paid no other fees to Jones Simkins, P.C. in 2004 or 2003, and paid no other fees to Tanner + Co. in either 2004 or 2003.

Audit Committee Policy and Approval

         The engagements of UTMD's auditors to perform all of the above-described services were made by the Audit Committee. The policy of the Audit Committee is to require that all services performed by the independent auditor be preapproved by the Audit Committee before services are performed.

Auditor Independence

         The Audit Committee has considered whether the provision of the services rendered for nonaudit matters is compatible with maintaining Jones Simkins' independence and concluded that its independence was not impaired by performing such work for the Company.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
-------------------------------------------------------------------------------

         No proposals have been submitted by shareholders of the Company for consideration at the 2005 Annual Meeting. It is anticipated that the next Annual Meeting of Shareholders will be held during May 2006. In accordance with SEC Rule 14a-8 and the advance notice requirements of Section 2.15 of UTMD's Bylaws, shareholders may present proposals for inclusion in the Proxy Statement to be mailed in connection with the 2006 Annual Meeting of Shareholders of the Company, provided such proposals are received by the Company no later than December 2, 2005, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the Articles of Incorporation and Bylaws of the Company.


-------------------------------------------------------------------------------
                                  MISCELLANEOUS
-------------------------------------------------------------------------------

Other Business

         Management does not know of any business other than that referred to in the Notice that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

         In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. Whether or not you sign a proxy, we encourage you to attend the meeting.


                                        By Order of the Board of Directors,
                                        UTAH MEDICAL PRODUCTS, INC.

                                        /s/ Kevin L. Cornwell
                                        ---------------------


Salt Lake City, Utah                    Kevin L. Cornwell
March 18, 2005                          Chairman and CEO